UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 26, 2005
 (Date of Report (Date of Earliest Event Reported))

WM.WRIGLEY JR. COMPANY
 (Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois		60611

(Address of principal executive Offices)		(Zip Code)

(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Wm. Wrigley Jr. Company (the “Company”) in connection with the matters described herein.

ITEM 2.02:	RESULT OF OPERATIONS AND FINANCIAL CONDITION

On April 26, 2005, the Company issued a Press Release to the public regarding the Company’s result of operations and financial condition for the Company’s first fiscal quarter ended March 31, 2005. The said Press Release is attached to this report as Exhibit 99.1.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS.

	(c)	Exhibits

		99.1	Wm. Wrigley Jr. Company Press Release dated April 26, 2005, regarding the Company’s result of operations and financial condition for the Company’s first fiscal quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

	By:	/s/ HOWARD MALOVANY

	Name:	Howard Malovany
	Title:	Vice President, Secretary and General Counsel
Date: April 26, 2005

INDEX TO EXHIBITS

(99)	ADDITIONAL EXHIBITS

	99.1	Wm. Wrigley Jr. Company Press Release dated April 26, 2005.

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